REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of November 4, 1999, by and among SoftNet Systems, Inc., a Delaware corporation (the "Company"), with headquarters located at 650 Townsend Street, Suite 225, San Francisco, CA 94103 and Mediacom LLC, a New York limited liability company (the "Initial Purchaser"), with headquarters located at 100 Crystal Run Road, Middletown, New York 10941.


         WHEREAS, in connection with the Stock Purchase Agreement dated of even date herewith by and between the Company and the Initial Purchaser (the "Stock Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue to the Initial Purchaser 3,500,000 shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), and to issue additional shares of Common Stock under certain circumstances set forth in the Stock Purchase Agreement (collectively, the "Shares").

         WHEREAS, the Shares are being issued in order to induce the Initial Purchaser to enter into an affiliate agreement pursuant to which, subject to the terms and provisions contained therein, the Initial Purchaser agrees to use the Company's subsidiary, ISP Channel, Inc., as the exclusive provider of Internet access and other Internet services to customers passed by the Initial Purchaser's cable infrastructure; and

         WHEREAS, to induce the Initial Purchaser to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

         WHEREAS, the Shares are subject to a Stockholder Agreement by and between the Company and the Initial Purchaser, of even date herewith (the
"Stockholder Agreement"), that governs certain rights and obligations with respect to the parties.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, and the Initial Purchaser hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1      Definitions.

(a) "Purchaser" means, collectively, the Initial Purchaser and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof or who otherwise take rights under this Agreement in accordance with the terms hereof.

(b) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

(c) "Registrable Securities" means the Unrestricted Shares (as defined in the Stockholder Agreement), and any shares of capital stock issued or issuable, from time to time (with any adjustments) on or in exchange for or otherwise with respect to the Unrestricted Shares or any other Registrable Securities. The Unrestricted Shares shall cease to be Registrable Securities to the extent that they (in the reasonable opinion of counsel to the Purchaser) have been sold to the public without registration and without restriction, whether pursuant to Rule 144 or otherwise.

(d) "Registration Statement" means any registration statement of the Company under the Securities Act subject to or pursuant to Article II or another provision of this Agreement, as applicable.

                                   ARTICLE II
                                  REGISTRATION

2.1 Demand  Registration.  At any time after  December  31,  1999 and subject to
Section 2.5 of the Stockholder Agreement, if the Purchaser holds at least 500,000 shares of Registrable Securities, the Purchaser shall have the right to request that the Company prepare, and file with the SEC a Registration Statement on Form S-3 covering the resale of all or any portion of the then issued
Registrable Securities (a "Demand Registration"). The Registration Statement shall have a minimum aggregate offering price (as set forth on the facing page of the Registration Statement) to the public of $10,000,000. The Purchaser may demand that any Registration Statement be a shelf-registration in accordance with Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"). The Company shall send to all other Purchasers, if any, written notice of such request and if any such Purchasers respond within fifteen (15) days after the effective date of such notice (in accordance with Section 2.6 below), the Company shall include all Registrable Securities requested by any such Purchaser to be registered in the Demand Registration in accordance with this Section 2.1. The Registration Statement (and each amendment or material supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) the Purchaser and its counsel prior to its filing. After receiving the Registration Statement, the Purchaser shall provide the Company with either its approval of the Registration Statement or its comments or corrections to the Registration Statement within five (5) business days of receipt of the draft Registration Statement. If the Purchaser does not respond with approval or comments within five business days, it shall be deemed to approve the Registration Statement. Without limiting the Company's obligations under this Section, if Form S-3 is not available to the Company in connection with re-sales, the Company shall file a Registration Statement on such form as is then available to effect a registration, subject to the consent of the Purchaser (as determined pursuant to Section 11.10 hereof) as to the form used for such filing. The Purchaser shall have the right to request the filing of one
Registration Statement under this Section 2.1 in any twelve (12) month period; provided, however, that if the Purchaser requests the filing of more than one Registration Statement in a twelve month period then the Purchaser shall pay for all expenses of such Registration.

2.2 Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Purchaser who holds a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select the investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. If the underwriter of an underwritten offering advises the Company that in its opinion the number of Registrable Securities requested to be included in such offering exceeds the number of Registrable Securities which can be sold in an orderly manner in such offering within a price range acceptable to the Purchaser initially requesting such registration, then the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering without adversely affecting the marketability of the offering, pro rata among the holders of such Registrable Securities. The Company shall agree to such reasonable lock-up provisions as may be requested by such underwriter.

2.3 Registration and Permitted Delays. The Company shall file the Registration Statement within thirty (30) days of a demand pursuant to Section 2.1 above, and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable, but in no event later than the sixtieth (60th) day following the date of the filing of the Registration Statement, except in instances representing Permitted Delay (as defined below); provided, however, that if, notwithstanding such best efforts, the Registration Statement is not declared effective on or prior to the 60th day following the date of the filing of the Registration Statement as a result of the SEC review process, the Company shall, so long as it continues to use such best efforts, have an additional sixty (60) days to cause the registration statement to become effective. The Company shall respond to each item of correspondence from the SEC or the staff of the SEC relating to such registration statement as promptly as practicable. If to the actual knowledge of a senior officer of the Company or the Company's outside counsel the SEC and the staff of the SEC have no comments (or no further comments) concerning such Registration Statement, the Company shall as soon as practicable request acceleration of effectiveness of the Registration Statement from the SEC. For purposes of this Agreement, "Permitted Delay" shall mean the suspension of, or delay in filing of in response to a demand, of the Registration Statement for up to seventy-five (75) days upon the good faith determination by the Company's Board of Directors that such Registration Statement would have a material adverse effect on any proposed material financing, acquisition or other extraordinary corporate transaction as a result of which such suspension or delay is in the best interest of the Company and the holders of its outstanding Common Stock, provided, however, that no more than two (2) such Permitted Delays may be imposed during any period of twelve (12) consecutive months; and provided, however that no Permitted Delay shall be imposed with respect to a demand by the Purchaser where such Permitted Delay is not imposed on all other stockholders, and only to the same extent it is imposed on all other stockholders holding registration rights with respect to shares of capital stock of the Company; and provided further, that in the event of a Permitted Delay, the holders of Registrable Securities initially requesting registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all expenses in connection with such registration in accordance with Article V.

2.4 "Piggyback" Registration. If, after the date hereof, the Company shall decide to file with the SEC a Registration Statement relating to an offering for its own account or the account of others (other than a registration statement on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option, stock purchase or other employee benefit plans), including a Demand Registration pursuant to
Section 2.1 (unless inclusion therein would require the consent of such other party, and the Company is unable, despite exercise of good faith efforts, to obtain such consent) under the Securities Act of any of its equity securities (any such Registration Statement, a "Company Registration Statement"), the Company shall send to the Purchaser written notice of such determination and, if within fifteen (15) days after the effective date of such notice (in accordance with Section 2.6 below), the Purchaser shall so request in writing, the Company shall include in such Company Registration Statement all or any part of the Registrable Securities the Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in a Company Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Company Registration Statement only such limited portion of the Registrable Securities with respect to which the Purchaser has requested inclusion hereunder as the underwriter shall permit; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Company
Registration Statement; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in a Company Registration Statement and holders of securities not subject to a similar cut-back provision.

                  (b) If an offering in connection with which a Purchaser is entitled to registration under this Section 2.4 is an underwritten offering, then each Purchaser whose Registrable Securities are included in such Company Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

2.5 Eligibility for Form S-3. The Company represents and warrants that it currently meets the requirements for the use of Form S-3 for registration of the re-sale by the Purchaser and that the Company shall use its best efforts to continue to meet such requirements, and that such re-sales may currently be effected pursuant to Form S-3; the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3 and shall use its best efforts in all other respects to maintain such eligibility.

         2.6 Notices. Upon receipt of a request for a Demand Registration, the Company shall give all other Purchasers, if any, prompt written notice of such Demand Registration, which other Purchasers shall otherwise have the right to participate in such Demand Registration either pursuant to (i) Section 2.1, in the case of the Initial Purchaser, any affiliates of the Initial Purchaser, or Purchasers holding at least 500,000 shares of Common Stock, or (ii) Section 2.4, hereof, in the case of Purchasers not otherwise described in (i).

                                  ARTICLE III
                           OBLIGATIONS OF THE COMPANY

                  In  connection  with  the   registration  of  the  Registrable
Securities, the Company shall have the following obligations:

3.1 Availability of Registration Statement. The Company shall prepare promptly and file with the SEC the Registration Statement required by Section 2.1, and use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and, if shelf-registration under Rule 415 is requested by Purchaser, keep the Registration Statement continuously effective pursuant to Rule 415 and available for use at all times, except as set forth herein, until such date as all of the Registrable Securities covered by such Registration Statement have been sold (the "Registration Period").

3.2 Amendments to Registration Statement. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and, subject to Section 3.7, available for use at all times during the Registration Period, (including, without limitation, amendments and supplements necessary in connection with a change in the "Plan of Distribution"
section in any Registration Statement or prospectus) and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

3.3  Information.  Upon  written  request,  the  Company  shall  furnish  to the
Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto and, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by the Purchaser. The Company shall promptly notify the Purchaser of the effectiveness of any Registration Statement or post-effective amendments thereto.

3.4 Blue Sky. The Company shall (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States (including Puerto Rico) as each Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof and availability for use during the Registration Period, (c) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

3.5 Underwriters. In the event the Purchaser, holding a majority in interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or 2.4 hereof, selects underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

3.6 Correction of Statements or Omissions. As soon as practicable after becoming aware of such event, the Company shall publicly announce or notify by facsimile the Purchaser (at the facsimile number for such Purchaser set forth on the signature page hereto) of the happening of any event, of which the Company has actual knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts as soon as possible to (but in any event within five (5) business days) prepare a supplement or amendment to the Registration Statement (and make all required filings with the SEC) to correct such untrue statement or omission if not otherwise satisfied through the filing of a report with the SEC or otherwise pursuant to applicable securities laws (but such a supplement or amendment or other filing shall not be required if, notwithstanding the Company's best efforts to so prepare and file such supplement, amendment or other filing, such a supplement, amendment or other filing is no longer required by applicable law to correct such untrue statement or omission because such untrue statement or omission no longer exists) and the Company shall simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment to each Purchaser (or other applicable document) as such Purchaser may request in writing. Unless such an event is publicly announced, the Company shall not, without the consent of a Purchaser, give such Purchaser any material non-public information, but shall inform the Purchaser that the prospectus includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

3.7 Material Non-Public Information. If at any time during the Registration Period, counsel to the Company should determine in good faith that the compliance by the Company with its disclosure obligations in connection with the Registration Statement may require the disclosure of information which the Board of Directors of the Company has identified as material and which the Board of Directors has determined that the Company has a bona fide business purpose for preserving as confidential, the Company shall promptly, (i) notify the Purchasers in writing of the existence of material non-public information (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such Purchasers any of the facts or circumstances regarding such information) and (ii) advise the Purchasers in writing to cease all sales under the Registration Statement until such information is disclosed to the public or ceases to be material.

3.8 Stop Orders. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time, and the Company shall immediately notify by facsimile the Purchaser (at the facsimile number set forth on the signature page hereto) or, in the event of an underwritten offering, the managing underwriters, of the issuance of such order and the resolution thereof.

3.9 Opinions of Counsel.  If  reasonably  requested by the  Purchaser in writing
(taking into account any applicable legal precedent and any SEC staff positions), the Company shall use its reasonable efforts to furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as the Purchaser may reasonably request (a) an opinion, dated as of such applicable date, from counsel representing the Company addressed to the Purchaser and in form, scope and substances as is customarily given in an underwritten public offering and reasonably satisfactory to such counsel and (b) a letter, dated as of such applicable date, from the Company's independent certified public accountants addressed to the Purchaser and in form, scope and substance as is customarily given to underwriters in an underwritten public offering; provided, however, that the Purchaser shall only be entitled to the foregoing to the extent it is reasonably requested by the Purchaser and consented to by the Company after consultation with its counsel (which consent will not be unreasonably withheld based upon all relevant facts and circumstances and taking into account the advice of such counsel) and in any event no more than one time in any three-month period (unless a shorter period would otherwise be reasonable under the applicable circumstances).

3.10 Inspection of Records. The Company shall provide the Purchaser, and any underwriter who may participate in the distribution of Registrable Securities, registered pursuant to the Registration Statement and their respective representatives, the opportunity, each at its own expense, to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which the Purchaser may reasonably request in connection with the Registration Statement; provided, however, the Purchaser shall hold in confidence and shall not make any disclosure of any record or other information which the Company determines in good faith to be confidential, and of which determination the inspectors are so notified in writing, unless (a) the disclosure of such records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant inspector); provided further, that the Company is not required to waive the attorney-client privilege and the Company shall not provide the Purchaser with material non-public information in connection with such inquiry.

3.11 Purchaser Information. The Company shall hold in confidence and not make any disclosure of non-public information concerning the Purchaser provided to the Company by the Purchaser unless (a) disclosure of such information is necessary to comply with federal or state securities laws, rules, statutes or regulations, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or other public filing by the Company, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation, to the knowledge of the Company, of this or any other agreement, or (e) the Purchaser consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning the Purchaser is sought in or by a court or governmental body of competent jurisdiction in or through other means, give prompt notice to the Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

3.12 Listing. The Company shall use its best efforts to cause the listing and the continuation of listing of all the Registrable Securities covered by the Registration Statement on the American Stock Exchange, The Nasdaq National Market System, The Nasdaq SmallCap Market or the New York Stock Exchange, and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the other Common Stock of the Company is then listed or quoted.

3.13 Transfer Agent. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

3.14 Delivery of Certificates. The Company shall cooperate with the Purchaser who holds Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchaser may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchaser may request, and, within two (2) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchaser whose Registrable Securities are included in such Registration Statement) an opinion of such counsel substantially in the form attached hereto as Exhibit 1.

3.15 Compliance with Laws. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities covered by the Registration Statement and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

3.16 Other Registration Rights. The Company has not and shall not hereafter enter into any other registration agreement with respect to its securities which is inconsistent with or violates or adversely affects the rights granted to the holders of Registrable Securities in this Agreement.

                                   ARTICLE IV
                          OBLIGATIONS OF THE PURCHASER

                  In  connection  with  the   registration  of  the  Registrable
Securities, the Purchaser shall have the following obligations:

4.1 Information Concerning Purchasers. Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of the
Registration Statement, the Company shall notify each Purchaser of the information the Company so required from each such Purchaser.

4.2 Cooperation. Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

4.3  Prospectus  Delivery  Requirements.  The  Purchaser  understands  that  the
Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall comply with any applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

4.4 Discontinuance of Distribution. The Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Sections 3.6 and 3.7, the Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Sections 3.6 or
3.7 or advice that a supplement or amendment is not required and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

4.5 Underwriting  Agreements.  Without limiting Purchaser's rights under Section
2.1 or 2.4 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell the Purchaser's Registrable Securities on the basis provided in any underwriting agreements in usual and customary form entered into by the Company pursuant to Section 3.5 hereof, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V.

4.6 SEC. The Purchaser agrees to use reasonable efforts to cooperate with the Company (at the Company's expense) in responding to comments of the staff of the SEC, provided nothing in this Section 4.6 shall affect any obligations of the Company under this Agreement or otherwise create any liability on the part of the Purchaser or require any change to the terms and conditions of this Agreement or the Stock Purchase Agreement.

ARTICLE V
                            EXPENSES OF REGISTRATION

                  Subject to Section 2.1, all reasonable expenses, other than underwriting discounts and commissions, incurred by Purchaser in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, the reasonable fees and disbursements of one counsel to the Purchaser, including any of its transferees (such fees and expenses not to exceed $5,000), and all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company and other expenses of the Company, shall be borne by the Company.

                                   ARTICLE VI
                                 INDEMNIFICATION

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

6.1 Indemnification. To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) the Purchaser, (b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control the Purchaser and any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries whether or not in any court, before any administrative body or by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable
Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse each such Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to
Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX.

6.2 Claims. To the extent permitted by law, the Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in
Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use in connection with such Registration Statement; and the Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that the Purchaser shall be liable under this Agreement (including this Section 6.2 and Article VII) for only that amount as does not exceed the net proceeds actually received by the Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

6.3 Notices. Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right (at its expense) to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and continue control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and an indemnifying party shall not be entitled to assume (or continue) such defense if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party, and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. Notwithstanding any assumption of such defense and without limiting any indemnification obligation provided for in Section 6.1 or 6.2, the Indemnified Party or Indemnified Person, as the case may be, shall be entitled to be represented by counsel (at its own expense if the indemnifying party is permitted to assume and continue control of the defense and otherwise at the expense of the indemnifying party) and such counsel shall be entitled to participate in such defense. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.



ARTICLE VII
                                  CONTRIBUTION

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that
(i) no party shall be liable for contribution if it is not liable for indemnification pursuant to the provisions of Article VI hereof; (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any Purchaser of Registrable Securities shall be limited in amount to the net amount of proceeds received by such Purchaser from the sale of its Registrable Securities.

                                  ARTICLE VIII
                         REPORTS UNDER THE EXCHANGE ACT

                  With a view to making available to each Purchaser the benefits of Rule 144, the Company agrees that so long as a Purchaser holds Registrable Securities, the Company shall use its best efforts to:

(a) Not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination;

(b) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) Furnish to the Purchaser promptly upon written request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

(d) Take such further action as the Purchaser may reasonably request to enable the Purchaser to sell Registrable Securities without registration under Rule 144, including any opinion of counsel to the Company required by the Company's transfer agent.

ARTICLE IX
                        ASSIGNMENT OF REGISTRATION RIGHTS

                  The rights of the Purchaser hereunder as to Registrable Securities transferred by the Purchaser, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by the Purchaser to any transferee of all or any portion of the Registrable Securities who either (x) is an affiliate or subsidiary of the Purchaser or (y) acquires at least 1,000,000 shares of Common Stock of the Company, whether such transfer occurs before or after the Registration Statement becomes effective, if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and
(ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein. The rights of the Purchaser hereunder with respect to any Registrable Securities not shall not be assigned by virtue of the transfer of other Registrable Securities or transferred Registrable Securities.

                                   ARTICLE X
                        AMENDMENT OF REGISTRATION RIGHTS

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Article X shall be binding upon the Purchaser and the Company.

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1 Registered Holders. A person or entity is deemed to be a holder (or a holder in interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

11.2 Notices. Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by machine generated confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                           If to the Company:
                           SoftNet Systems, Inc.
                           650 Townsend Street, Suite 225
                           San Francisco, California 94103
                           Telecopy:  (415) 365-2556
                           Attention:       Steven Harris, Secretary


                  If to the Purchaser, as shown on the signature page hereto and if to any other Purchaser, at such address as such Purchaser shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

11.3 Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11.4 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, excluding the conflict of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction. The parties hereto acknowledge and agree that the state and federal courts sitting in the State of Delaware shall have jurisdiction in any matter arising out of this Agreement, and the parties hereby consent to such jurisdiction and agree that the venue of any such matter shall also be proper in such state and federal courts sitting in the State of Delaware.

11.5 Entire Agreement. This Agreement and the Stock Purchase Agreement (including all schedules and exhibits thereto and all certificates and opinions and other documents required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Stock Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

11.6 Successors and Assigns. Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

11.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

11.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

11.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.10 Consents. Unless otherwise provided herein, all consents and other determinations to be made pursuant to this Agreement shall be made on the basis of a majority in interest with respect to the Registrable Securities.

11.11 Transferees. The number of Registrable Securities included in any Registration Statement pursuant to Section 2.4 shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time of establishment of such number. In the event a Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Purchasers, pro rata based on the number of shares of Registrable Securities then held by such remaining Purchasers.

11.12 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

                                      * * *

                  IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.



SOFTNET SYSTEMS, INC.



By:      ---------------------------
         Lawrence B. Brilliant
         Chief Executive Officer



MEDIACOM LLC


By:               -------------------------------
Name:             -------------------------------
Title             -------------------------------

Address:          100 Crystal Run Road
                  Middletown, NY 10941
Telecopy:         (914) 695-2639

with a copy to:

                  Cooperman Levitt Winikoff Lester & Newman, P.C.
                  800 Third Avenue
                  New York, NY 10022
                  Attention: Robert L. Winikoff, Esq.
                  Facsimile: (212) 755-2839

                                                                  EXHIBIT 1
                                                            to Registration
                                                           Rights Agreement
                                     [Date]
[Name and address
of transfer agent]

                  RE:  SoftNet Systems, Inc.

Ladies and Gentlemen:

     We are  counsel to SoftNet  Systems,  Inc.,  a  Delaware  corporation  (the
"Company"), and we understand that [Name of Purchaser] (the "Holder") has purchased from the Company Common Stock of the Company, par value $.01 per share (the "Common Stock"). The Common Stock was purchased by the Holder pursuant to a Stock Purchase Agreement, dated as of November 4, 1999, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of November 4, 1999, by and among the Company and the Holder (the "Registration Rights Agreement"), the Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on __________ __, ____, the Company filed a Registration Statement on Form S-3 (File No. 333- __________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted, in each case as acceptable to Holders.]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

     [Other appropriate customary language to be included, in each case as acceptable to Holders.]

                                                     Very truly yours,

cc:  [Name of Purchaser]